SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2015

LIFEPOINT HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 31, 2015, LifePoint Health, Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) for the purpose of registering for resale from time to time 290,514 shares (the “Shares”) of the Company’s common stock underlying a warrant currently held by 1889—CHS Foundation, Inc. (the “Selling Stockholder”). The Prospectus Supplement forms a part of the Company’s effective registration statement on Form S-3 (No. 333-202368) filed by the Company with the U.S. Securities and Exchange Commission on February 27, 2015.  The Company will not receive any proceeds from the sale of the Shares by the Selling Stockholder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of White & Case LLP
23.1	Consent of White & Case LLP (included as part of its opinion filed as Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

	By:	/s/ Christy S. Green
		Name:	Christy S. Green
		Title:	Vice President and Corporate Secretary

Dated: August 31, 2015

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of White & Case LLP
23.1	Consent of White & Case LLP (included as part of its opinion filed as Exhibit 5.1 hereto)